Exhibit 10.5.6

BANK OF AMERICA, N.A.

March 27, 2013

Conn’s, Inc.
Conn Appliances, Inc.
Conn Credit I, LP
Conn Credit Corporation, Inc.
4055 Technology Forest Drive
The Woodlands, Texas 77381
Attn:       Mr. Brian Taylor, CFO

RE:	Increase in Commitments

Ladies and Gentlemen:

Reference is hereby made to that certain Second Amended and Restated Loan and Security Agreement (“Loan Agreement”) dated as of September 26, 2012, among Conn’s, Inc., a Delaware corporation (“Parent”), Conn Appliances, Inc., a Texas corporation (“CAI”), Conn Credit I, LP, a Texas limited partnership (“CCI”), and Conn Credit Corporation, Inc., a Texas corporation (“CCCI”; and together with CAI and CCI, collectively the “Borrowers”), Bank of America, N.A. (“Bank of America”), as administrative agent and collateral agent (in such capacity, “Agent”) for various lenders party thereto (“Lenders”), JPMorgan Chase Bank, National Association, as co-syndication agent for the Lenders, Union Bank, N.A., as co-syndication agent for the Lenders, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint book runner and co-lead arranger for the Lenders, J.P. Morgan Securities LLC, as joint book runner and co-lead arranger for the Lenders, Regions Business Capital, a division of Regions Bank, as co-documentation agent for the Lenders, Compass Bank, as co-documentation agent for the Lenders, and Capital One, N.A., as co-documentation agent for the Lenders.  Initially capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

Pursuant to Section 2.2 of the Loan Agreement, each of the following Lenders (each an “Increasing Lender” and collectively, the “Increasing Lenders”) have notified Agent that each Increasing Lender (who is currently a Lender under the Loan Agreement) has agreed to increase its Revolver Commitment to the amount set forth opposite such Increasing Lender’s name:

JPMorgan Chase Bank, National Association	$80,000,000
Regions Bank	$75,000,000
Compass Bank	$50,000,000
Capital One, N.A.	$50,000,000

Agent, Borrowers and each Increasing Lender hereby agree that effective on March 27, 2013 (“Increase Effective Date”) the each Increasing Lender’s Revolver Commitment shall be increased to the amount set forth above with respect to each Increasing Lender.  Upon the effectiveness of such Revolver Commitment increase the Revolver Commitments of Lenders shall be as set forth in Schedule 1.1 attached hereto.

Conn’s, Inc.
Conn Appliances, Inc.
Conn Credit I, LP
Conn Credit Corporation, Inc.
March 27, 2013

By its execution below each Borrower hereby represents and warrants to Agent, for the benefit of the Lenders, (i) that as of the date hereof all of the conditions set forth in Section 6.2 of the Loan Agreement are satisfied and no Default or Event of Default has occurred and is continuing, and (ii) attached is the duly executed Officer’s Certificate as requested by Agent in connection with the increase in Revolver Commitments set forth herein.

This letter shall constitute a Loan Document and shall be subject to the provisions regarding governing law, waiver of jury trial, jurisdiction and venue applicable to the Loan Agreement.

This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of this letter by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this letter.  Any party delivering an executed counterpart of this letter by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this letter, but the failure to do so shall not affect the validity, enforceability or binding effect of this letter.

BANK OF AMERICA, N.A.,
as Agent

By:	/s/ Carlos Gil
Name:	Carlos Gil
Title:	Senior Vice President

Conn’s, Inc.
Conn Appliances, Inc.
Conn Credit I, LP
Conn Credit Corporation, Inc.
March 27, 2013

Read, acknowledged, and agreed to by:

“BORROWER”

CONN APPLIANCES, INC.,
a Texas corporation

By:	/s/ Brian E. Taylor
Name:	Brian E. Taylor
Title:	Chief Financial Officer

CONN CREDIT I, LP,
a Texas limited partnership

By:	Conn Credit Corporation, Inc.,
a Texas corporation,
its sole general partner

By:	/s/ Brian E. Taylor
Name:	Brian E. Taylor
Title:	Chief Financial Officer

CONN CREDIT CORPORATION, INC.,
a Texas corporation

By:	/s/ Brian E. Taylor
Name:	Brian E. Taylor
Title:	Chief Financial Officer

Conn’s, Inc.
Conn Appliances, Inc.
Conn Credit I, LP
Conn Credit Corporation, Inc.
March 27, 2013

“Increasing Lenders”

JPMORGAN CHASE
BANK, NATIONAL ASSOCIATION,
as Increasing Lender

By:	/s/ Timothy J. Whitefoot
Name:	Timothy J. Whitefoot
Title:	Authorized Officer

REGIONS BANK,
as Increasing Lender

By:	/s/ Dan Clubb
Name:	Dan Clubb
Title:	Vice President

CAPITAL ONE, N.A.,
as Increasing Lender

By:	/s/ David H. Sherer
Name:	David H. Sherer
Title:	Senior Vice President

COMPASS BANK,
as Increasing Lender

By:	/s/ Mitchell Sanders
Name:	Mitchell Sanders
Title:	Credit Products Officer

Conn’s, Inc.
Conn Appliances, Inc.
Conn Credit I, LP
Conn Credit Corporation, Inc.
March 27, 2013

SCHEDULE 1.1
to
Loan and Security Agreement

REVOLVER COMMITMENTS OF LENDERS

Lender	Revolver Commitment
Bank of America, N.A.	$130,000,000
JPMorgan Chase	$80,000,000
Bank, National Association
Union Bank, N.A.	$75,000,000
Regions Bank	$75,000,000
Capital One, N.A.	$50,000,000
Compass Bank	$50,000,000
First Tennessee Bank National Association	$25,000,000
Amegy Bank	$25,000,000
Synovous Bank	$25,000,000
Cole Taylor Bank	$20,000,000
Green Bank, N.A.	$15,000,000
Cathay Bank	$15,000,000
Total Revolver Commitments	$585,000,000